                                                                    Exhibit 99.3


                  PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  (UNAUDITED)
                              DECEMBER 31, 1995
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                     CoreStates
                                             CoreStates       Meridian       Meridian                    and            Meridian
                                                and             and         Pro Forma                 Meridian            and
                                            Subsidiaries    Subsidiaries    Adjustments               Pro Forma       Subsidiaries
                                           --------------  --------------  -------------            ------------     --------------
ASSETS
Cash and due from banks                       $2,755,636        $839,010                             $3,594,646           $839,010
Time deposits                                  1,841,799          67,461                              1,909,260             67,461
Investment securities held-to-maturity         1,015,621       1,338,548                              2,354,169          1,338,548
Investment securities available-for-sale         974,711       1,289,570                              2,264,281          1,289,570
Loans                                         21,046,535      10,163,851       $126,267  (B,I)       31,336,653         10,163,851
Allowance for loan losses                       (495,075)       (164,151)       (70,000) (C)           (729,226)          (164,151)
Federal funds sold and securities
 purchased under agreements to resell            594,868           5,069                                599,937              5,069
Trading account securities                         1,336         145,882                                147,218            145,882
Due from customers on acceptances                549,557          11,128                                560,685             11,128
Premises and equipment                           406,279         246,731                                653,010            246,731
Other assets                                     929,349         826,255        (63,829) (B,D,I)      1,691,775            826,255
                                           --------------  --------------  -------------            ------------     --------------
     Total assets                            $29,620,616     $14,769,354        ($7,562)            $44,382,408        $14,769,354
                                           ==============  ==============  =============            ============     ==============

LIABILITIES
Deposits:
 Domestic:
  Non-interest bearing                        $6,700,599      $1,966,168                             $8,666,767         $1,966,168
  Interest bearing                            13,661,766       9,180,799                             22,842,565          9,180,799
 Overseas branches and subsidiaries            1,140,068           2,879                              1,142,947              2,879
                                           --------------  --------------  -------------            ------------     --------------
     Total deposits                           21,502,433      11,149,846                             32,652,279         11,149,846
Funds borrowed                                 2,091,722       1,518,181                              3,609,903          1,518,181
Bank acceptances outstanding                     549,048          11,128                                560,176             11,128
Other liabilities                              1,399,660         270,003        127,945  (C,H)        1,797,608            270,003
Long-term debt                                 1,698,334         513,765                              2,212,099            513,765
                                           --------------  --------------  -------------            ------------     --------------
     Total liabilities                        27,241,197      13,462,923        127,945              40,832,065         13,462,923
                                           --------------  --------------  -------------            ------------     --------------

SHAREHOLDERS' EQUITY
Common stock                                     145,875         293,440       (222,251) (E)            217,064            293,440
Capital surplus                                  793,714         222,801        203,602  (E)          1,220,117            222,801
Retained earnings                              1,690,295         862,505       (135,507) (C,H)        2,417,293            862,505
Treasury Stock                                  (250,465)        (18,649)        18,649  (E)           (250,465)           (18,649)
Unallocated shares held by ESOP                    -             (53,666)                               (53,666)           (53,666)
                                           --------------  --------------  -------------            ------------     --------------
         Total shareholders' equity            2,379,419       1,306,431       (135,507)              3,550,343          1,306,431
                                           --------------  --------------  -------------            ------------     --------------
         Total liabilities and
          shareholders' equity               $29,620,616     $14,769,354        ($7,562)            $44,382,408        $14,769,354
                                           ==============  ==============  =============            ============     ==============

Book value per share (3)                          $17.24          $23.24                                 $17.16             $23.24
                                           ==============  ==============                           ============     ==============

                                                                                                   Pro Forma
                                               UCB                 UCB             Meridian         Combined
                                               and              Pro Forma           and UCB           All
                                           Subsidiaries        Adjustments         Pro Forma     Transactions
                                          --------------      -------------       ------------  --------------
ASSETS
Cash and due from banks                         $67,498                              $906,508      $3,662,144
Time deposits                                     -                                    67,461       1,909,260
Investment securities held-to-maturity          696,395                             2,034,943       3,050,564
Investment seucrities available-for-sale        304,415                             1,593,985       2,568,696
Loans                                           386,852                            10,550,703      31,723,505
Allowance for loan losses                       (11,037)                             (175,188)       (740,263)
Federal funds sold and securities
 purchased under agreements to resell           137,619                               142,688         723,556  (A)
Trading account securities                        -                                   145,882         147,218
Due from customers on acceptances                 -                                    11,128         560,685
Premises and equipment                           11,267                               257,998         664,277
Other assets                                     28,242             $1,500  (J)       855,997       1,721,517
                                          --------------      -------------       ------------  --------------
     Total assets                            $1,621,251           $  1,500        $16,392,105     $45,991,159
                                          ==============      =============       ============  ==============

LIABILITIES
Deposits:
 Domestic:
  Non-interest bearing                         $270,430                            $2,236,598      $8,937,197
  Interest bearing                            1,041,160                            10,221,959      23,883,725
  Overseas branches and subsidiaries              -                                     2,879       1,142,947
                                          --------------      -------------       ------------  --------------
     Total deposits                           1,311,590                            12,461,436      33,963,869
Funds borrowed                                   81,109                             1,599,290       3,677,012  (A)
Bank acceptances outstanding                      -                                    11,128         560,176
Other liabilities                                23,923            $16,000  (J)       309,926       1,837,531
Long-term debt                                    -                                   513,765       2,212,099
                                          --------------      -------------       ------------  --------------
     Total liabilities                        1,416,622             16,000         14,895,545      42,250,687
                                          --------------      -------------       ------------  --------------

SHAREHOLDERS' EQUITY
Common stock                                      2,531             51,210  (F)       347,181         230,231  (G)
Capital surplus                                  24,323            (73,443) (F)       173,681       1,211,571  (G)
Retained earnings (3)                           200,008            (14,500) (J)     1,048,013       2,602,801
Treasury Stock                                  (22,233)            22,233  (F)       (18,649)       (250,465) (G)
Unallocated shares held by ESOP                                                       (53,666)        (53,666)
                                          --------------      -------------       ------------  --------------
         Total shareholders' equity             204,629            (14,500)         1,496,560       3,740,472
                                          --------------      -------------       ------------  --------------
         Total liabilities and
          shareholders' equity               $1,621,251             $1,500        $16,392,105     $45,991,159
                                          ==============      =============       ============  ==============

Book value per share (3)                         $95.19                                $22.35          $17.00
                                          ==============                          ============  ==============

See footnotes to the Pro Forma Condensed Combined Balance Sheet.

            FOOTNOTES TO PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  (UNAUDITED)



(A) Reflects elimination of intercompany Federal funds transactions between CoreStates and UCB.

(B) In connection with Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan" ("FAS 114"), CoreStates prospectively adopted effective January 1, 1995 the provisions of FAS 114 as they relate to the classification of loans previously determined to be "in substance foreclosed." In accordance with FAS 114, loans determined to be in substance foreclosed should be reclassified to loans and the charges associated with write downs against in substance foreclosed loans should be reclassified to the provision for losses on loans from non-financial expenses. As in substance foreclosed loans are immaterial to CoreStates, CoreStates' historical financial information reflects in substance foreclosed loans as a component of other real estate owned ("OREO") in other assets and the charges associated with write downs against in substance foreclosed loans in other non-financial expenses.

     Meridian adopted FAS 114 on January 1, 1995 and reclassified in substance foreclosed loans in its historical financial information from OREO/other assets to loans, and writedowns against in substance foreclosed loans from other non-financial expenses to the provision for losses on loans.

     As permitted under pooling of interests accounting, the pro forma financial information is presented as if CoreStates reclassified in substance foreclosed loans to loans, and writedowns against in substance foreclosed loans from other non-financial expenses to the provision for losses on loans for all periods presented.

     In substance foreclosed loans for UCB are immaterial.

(C) Based on a preliminary review of Meridian's loan portfolio, CoreStates has decided to take a different approach to the workout of certain assets. It is CoreStates' philosophy that this change maximizes the total value of the Merger and allows the Continuing Corporation to concentrate upon new franchise initiatives and revenue generation. In CoreStates' general experience, a strategy that involves the accelerated resolution of problem assets has been more economical than a long-term work out approach. It has been CoreStates' general experience that the costs of working out assets as well as other carrying costs typically outweigh any improvement in those assets' realized value. Furthermore, the process of working out problem assets diverts resources and management time and attention from building the business and creating long-term franchise value. CoreStates currently estimates that in connection with the change in strategic direction and to conform Meridian's consumer lending charge-off policies to those of CoreStates, CoreStates will take an addition to the allowance for possible loan losses of approximately $70 million and, accordingly, has adjusted December 31, 1995 pro forma shareholders' equity by $70.0 million, $45.5 million after-tax. Based on the preliminary review, CoreStates currently estimates that $66 million of the estimated provision relates to this change in strategy and approximates 25% to 30% of the carrying value of these assets. It is also estimated that the conforming adjustments, mostly related to consumer lending charge-off policies, will comprise approximately $4 million of the $70 million estimated provision.

     Pro forma shareholders' equity at December 31, 1995 also reflects net charges of approximately $105.0 million. These charges, which are based on preliminary review, include: $40.0 million to $60.0 million for employee severance costs; $25.0 million for the costs of consolidating and closing branches and other duplicate facilities (net of anticipated gains on branches expected to be sold); and $30.0 million for other expenses directly attributable to the Merger. Accordingly, pro forma shareholders' equity at December 31, 1995 has been reduced by $75.1 million, the net after-tax effect of the charges and expenses directly attributable to the Merger (net of anticipated gains on branches expected to be sold).

(D) Reflects deferred taxes receivable at statutory rates totaling $54.4 million related to the approximately $105.0 million of expenses directly attributable to the Merger (net of anticipated gains on branches expected to be sold) and the $70.0 million addition to Meridian's allowance for possible loan losses.

            FOOTNOTES TO PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  (UNAUDITED)



(E) Reflects the conversion of 58.114 million outstanding shares of Meridian Common Stock on into 71.189 million shares of CoreStates Common Stock on December 31, 1995 after giving effect to the cancellation of 574 thousand shares of Meridian Common Stock held as treasury stock.

(F) Reflects the conversion of 2.150 million outstanding shares of UCB Common Stock into 10.748 million shares of Meridian Common Stock on December 31, 1995 after giving effect to the cancellation of 381 thousand shares of UCB Common Stock held as treasury stock.

(G) Reflects the conversion of 68.862 million pro forma shares of Meridian Common Stock into 84.356 million shares of CoreStates Common Stock on December 31, 1995 after giving effect to the cancellation of 574 thousand shares of Meridian Common Stock held as treasury stock.

(H) Reflects the conforming accounting adjustment related to the pro forma adoption by Meridian of the FAS 106 transitional liability of $28.8 million, $18.7 million after-tax, effective January 1, 1992. See footnote C to Pro Forma Condensed Combined Statements of Income on page 10.

(I) Loans held for sale in CoreStates' historical financial information have not exceeded the requirements for separate balance sheet disclosure and accordingly have been included in total loans. Meridian's historical financial information reflects loans held for sale as a separate caption on the balance sheet (or in other assets in a condensed balance sheet). In the pro forma financial information, combined loans held for sale do not exceed the requirements for separate balance sheet disclosure and therefore Meridian's loans held for sale have been reclassified to total loans.

(J) Reflects charges of approximately $16.0 million, $14.5 million after the related tax effects, which include expenses directly attributable to Meridian's acquisition of UCB. These expenses include $10.3 million of human resources related costs, including employment contracts and severance; $1.5 million for elimination of duplicate operations and data processing facilities; and $4.2 million of other expenses, including investment banker fees and legal expenses. Deferred taxes receivable, at statutory rates, totaling $1.5 million are reflected in other assets.

                                                       PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                                                         (UNAUDITED)
                                                             TWELVE MONTHS ENDED DECEMBER 31, 1995
                                                             (in thousands, except per share amounts)

                                                                                                CoreStates
                                              CoreStates       Meridian        Meridian            and          Meridian
                                                  and            and          Pro Forma          Meridian         and
                                             Subsidiaries    Subsidiaries    Adjustments        Pro Forma     Subsidiaries
                                            --------------  --------------  -------------      ------------  --------------
INTEREST INCOME
Interest and fees on loans                     $1,992,936        $907,005                       $2,899,941        $907,005
Interest on investment securities                 138,110         175,986                          314,096         175,986
Interest on time deposits in banks                116,689           5,293                          121,982           5,293
Other interest income                              14,570          22,138                           36,708          22,138
                                            --------------  --------------  -------------      ------------  --------------
     Total interest income                      2,262,305       1,110,422               0        3,372,727       1,110,422
                                            --------------  --------------  -------------      ------------  --------------
INTEREST EXPENSE
Interest on deposits                              532,703         371,727                          904,430         371,727
Interest on funds borrowed                        119,667          91,426                          211,093          91,426
Interest on long-term debt                        121,401          31,587                          152,988          31,587
                                            --------------  --------------  -------------      ------------  --------------
     Total interest expense                       773,771         494,740               0        1,268,511         494,740
                                            --------------  --------------  -------------      ------------  --------------
Net interest income                             1,488,534         615,682               0        2,104,216         615,682
Provision for losses on loans                     105,000          39,377           $125 (J)       144,502          39,377
                                            --------------  --------------  -------------      ------------  --------------
Net interest income after provision for
 losses on loans                                1,383,534         576,305           (125)        1,959,714         576,305
                                            --------------  --------------  -------------      ------------  --------------
NON-INTEREST INCOME
Securities gains                                    9,388           8,321                           17,709           8,321
Other operating income                            596,278         248,244                          844,522         248,244
                                            --------------  --------------  -------------      ------------  --------------
     Total non-interest income                    605,666         256,565               0          862,231         256,565
                                            --------------  --------------  -------------      ------------  --------------
NON-FINANCIAL EXPENSES
Restructuring and merger related charges (G)       98,175          40,425                          138,600          40,425
Other operating expenses                        1,176,223         537,994         (1,565) (C,J)  1,712,652         537,994
                                            --------------  --------------  -------------      ------------  --------------
     Total non-financial expenses               1,274,398         578,419         (1,565)        1,851,252         578,419
                                            --------------  --------------  -------------      ------------  --------------
Income before income taxes                        714,802         254,451          1,440           970,693         254,451
Provision for income taxes                        262,565          84,637            504 (C)       347,706          84,637
                                            --------------  --------------  -------------      ------------  --------------
Net Income                                       $452,237        $169,814           $936          $622,987        $169,814
                                            ==============  ==============  =============      ============  ==============

Average common shares outstanding                 140,600          55,951                          209,139          55,951
PER COMMON SHARE DATA (D)(H)
Income before cumulative effect of a change
 in accounting principle                            $3.22           $3.04                            $2.98           $3.04
Cash dividends declared                             $1.44           $1.45                            $1.44           $1.45

                                                                                           Pro Forma
                                                                 UCB         Meridian      Combined
                                                UCB AND       Pro Forma      AND UCB         All
                                             Subsidiaries    Adjustments    Pro Forma    Transactions(A)
                                            --------------  -------------  -----------  --------------
INTEREST INCOME
Interest and fees on loans                        $33,031                    $940,036      $2,932,972
Interest on investment securities                  65,521                     241,507         379,617
Interest on time deposits in banks                  -                           5,293         121,982
Other interest income                               4,373                      26,511          40,513 (B)
                                            --------------  -------------  -----------  --------------
     Total interest income                        102,925               0   1,213,347       3,475,084
                                            --------------  -------------  -----------  --------------
INTEREST EXPENSE
Interest on deposits                               36,620                     408,347         941,050
Interest on funds borrowed                          3,593                      95,019         214,118 (B)
Interest on long-term debt                          -                          31,587         152,988
                                            --------------  -------------  -----------  --------------
     Total interest expense                        40,213               0     534,953       1,308,156
                                            --------------  -------------  -----------  --------------
Net interest income                                62,712               0     678,394       2,166,928
Provision for losses on loans                        (500)                     38,877         144,002
                                            --------------  -------------  -----------  --------------
Net interest income after provision for
 losses on loans                                   63,212               0     639,517       2,022,926
                                            --------------  -------------  -----------  --------------
NON-INTEREST INCOME
Securities gains                                   13,768                      22,089          31,477
Other operating income                              5,384                     253,628         849,906
                                            --------------  -------------  -----------  --------------
     Total non-interest income                     19,152               0     275,717         881,383
                                            --------------  -------------  -----------  --------------
NON-FINANCIAL EXPENSES
Restructuring and merger related charges(G)             _                      40,425         138,600
Other operating expenses                           34,507                     572,501       1,747,159
                                            --------------  -------------  -----------  --------------
     Total non-financial expenses                  34,507               0     612,926       1,885,759
                                            --------------  -------------  -----------  --------------
Income before income taxes                         47,857               0     302,308       1,018,550
Provision for income taxes                         15,668                     100,305         363,374
                                            --------------  -------------  -----------  --------------
Net Income                                        $32,189             $0     $202,003        $655,176
                                            ==============  =============  ===========  ==============

Average common shares outstanding                   2,146                      66,682         222,285
PER COMMON SHARE DATA (D)(H)
Income before cumulative effect of a
 change in accounting principle                    $15.00                       $3.03           $2.95
Cash dividends declared                             $5.30                       $1.45           $1.44

See Footnotes to Pro Forma Condensed Combined Statements of Income.

               PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                   UNAUDITED
                     TWELVE MONTHS ENDED DECEMBER 31, 1994
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                         CoreStates
                                          CoreStates      Meridian      Meridian             and
                                             and            and         Pro Forma         Meridian
                                         Subsidiaries   Subsidiaries   Adjustments        Pro Forma
                                        -------------- -------------- -------------      -----------
INTEREST INCOME
Interest and fees on loans                 $1,698,350       $789,290                      $2,487,640
Interest on investment securities             156,931        179,568                         336,499
Interest on time deposits in banks             66,389          4,607                          70,996
Other interest income                           7,857         11,575                          19,432
                                        -------------- -------------- -------------       -----------
     Total interest income                  1,929,527        985,040                       2,914,567
                                        -------------- -------------- -------------       -----------
INTEREST EXPENSE
Interest on deposits                          364,858        283,256                         648,114
Interest on funds borrowed                     85,123         63,126                         148,249
Interest on long-term debt                     90,177         26,242                         116,419
                                        -------------- -------------- -------------       -----------
     Total interest expense                   540,158        372,624                         912,782
                                        -------------- -------------- -------------       -----------
Net interest income                         1,389,369        612,416                       2,001,785
Provision for losses on loans                 246,900         28,086        $5,034  (J)      280,020
                                        -------------- -------------- -------------       -----------
Net interest income after
  provision for losses on loans             1,142,469        584,330        (5,034)        1,721,765
                                        -------------- -------------- -------------       -----------
NON-INTEREST INCOME
Securities gains                               18,753          4,807                          23,560
Other operating income                        548,787        223,219                         772,006
                                        -------------- -------------- -------------       -----------
     Total non-interest income                567,540        228,026                         795,566
                                        -------------- -------------- -------------       -----------
NON-FINANCIAL EXPENSES
Restructuring and merger related
  charges                                     108,700              -                         108,700
Other operating expenses                    1,208,861        579,668        (6,474) (C,J)  1,782,055
                                        -------------- -------------- -------------       -----------
     Total non-financial expenses           1,317,561        579,668        (6,474)        1,890,755
                                        -------------- -------------- -------------       -----------
Income before income taxes                    392,448        232,688         1,440           626,576
Provision for income taxes                    143,656         70,600           504  (C)      214,760
                                        -------------- -------------- -------------       -----------
Income before cumulative effect
  of a change in accounting
   principle (E)(F)                          $248,792       $162,088          $936          $411,816
                                        ============== ============== =============       ===========
Average common shares outstanding             142,498         57,661                         213,133
PER COMMON SHARE DATA (D)
Income before cumulative effect
  of a change in accounting
   principle (E,F)                              $1.75          $2.81                           $1.93
Cash dividends declared (H)                     $1.24          $1.34                           $1.24

                                                                                     Meridian     Pro Forma
                                          Meridian         UCB            UCB           and        Combined
                                            and            and         Pro Forma        UCB          All
                                        Subsidiaries   Subsidiaries   Adjustments    Pro Forma   Transactions
                                       -------------- -------------- -------------  ----------- --------------
INTEREST INCOME
Interest and fees on loans                  $789,290        $31,196                   $820,486     $2,518,836
Interest on investment securities            179,568         66,637                    246,205        403,136
Interest on time deposits in banks             4,607              -                      4,607         70,996
Other interest income                         11,575          2,977                     14,552         21,591  (B)
                                       -------------- -------------- -------------  ----------- --------------
     Total interest income                   985,040        100,810                  1,085,850      3,014,559
                                       -------------- -------------- -------------  ----------- --------------
INTEREST EXPENSE
Interest on deposits                         283,256         32,393                    315,649        680,507
Interest on funds borrowed                    63,126          2,187                     65,313        149,618  (B)
Interest on long-term debt                    26,242              -                     26,242        116,419
                                       -------------- -------------- -------------  ----------- --------------
     Total interest expense                  372,624         34,580                    407,204        946,544
                                       -------------- -------------- -------------  ----------- --------------
Net interest income                          612,416         66,230                    678,646      2,068,015
Provision for losses on loans                 28,086           (825)                    27,261        279,195
                                       -------------- -------------- -------------  ----------- --------------
Net interest income after
  provision for losses on loans              584,330         67,055                    651,385      1,788,820
                                       -------------- -------------- -------------  ----------- --------------
NON-INTEREST INCOME
Securities gains                               4,807              -                      4,807         23,560
Other operating income                       223,219          6,101                    229,320        778,107
                                       -------------- -------------- -------------  ----------- --------------
     Total non-interest income               228,026          6,101                    234,127        801,667
                                       -------------- -------------- -------------  ----------- --------------
NON-FINANCIAL EXPENSES
Restructuring and merger related
  charges                                          -              -                          -        108,700
Other operating expenses                     579,668         38,326                    617,994      1,820,381
                                       -------------- -------------- -------------  ----------- --------------
     Total non-financial expenses            579,668         38,326                    617,994      1,929,081
                                       -------------- -------------- -------------  ----------- --------------
Income before income taxes                   232,688         34,830                    267,518        661,406
Provision for income taxes                    70,600         11,038                     81,638        225,798
                                       -------------- -------------- -------------  ----------- --------------
Income before cumulative effect
  of a change in accounting
   principle (E)(F)                         $162,088        $23,792            $0     $185,880       $435,608
                                       ============== ============== =============  =========== ==============

Average common shares outstanding             57,661          2,139                     68,356        226,234
PER COMMON SHARE DATA (D)
Income before cumulative effect
  of a change in accounting
   principle (E,F)                             $2.81         $11.12                      $2.72          $1.93
Cash dividends declared (H)                    $1.34          $3.29                      $1.34          $1.24

See Footnotes to Pro Forma Condensed Combined Statements of Income.

                                                      PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                                                         UNAUDITED
                                                          TWELVE MONTHS ENDED DECEMBER 31, 1993
                                                         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                              CoreStates
                                            CoreStates       Meridian       Meridian             and          Meridian
                                                and             and         Pro Forma          Meridian         and
                                           Subsidiaries    Subsidiaries    Adjustments         Pro Forma    Subsidiaries
                                          --------------  --------------  -------------      ------------  --------------
INTEREST INCOME
Interest and fees on loans                   $1,585,015        $742,298                       $2,327,313        $742,298
Interest on investment securities               205,170         203,399                          408,569         203,399
Interest on time deposits in banks               44,340           3,874                           48,214           3,874
Other interest income                             7,339          12,119                           19,458          12,119
                                          --------------  --------------  -------------      ------------  --------------
     Total interest income                    1,841,864         961,690                        2,803,554         961,690
                                          --------------  --------------  -------------      ------------  --------------
INTEREST EXPENSE
Interest on deposits                            379,813         283,822                          663,635         283,822
Interest on funds borrowed                       67,001          30,518                           97,519          30,518
Interest on long-term debt                       69,779          30,058                           99,837          30,058
                                          --------------  --------------  -------------      ------------  --------------
     Total interest expense                     516,593         344,398                          860,991         344,398
                                          --------------  --------------  -------------      ------------  --------------
Net interest income                           1,325,271         617,292                        1,942,563         617,292
Provision for losses on loans                   121,201          58,781         $9,215  (J)      189,197          58,781
                                          --------------  --------------  -------------      ------------  --------------
Net interest income after provision for
 losses on loans                              1,204,070         558,511         (9,215)        1,753,366         558,511
                                          --------------  --------------  -------------      ------------  --------------
NON-INTEREST INCOME
Securities gains                                 16,110          27,326                           43,436          27,326
Other operating income                          557,920         247,297                          805,217         247,297
                                          --------------  --------------  -------------      ------------  --------------
     Total non-interest income                  574,030         274,623                          848,653         274,623
                                          --------------  --------------  -------------      ------------  --------------
NON-FINANCIAL EXPENSES
Restructuring charge                                -            17,500                           17,500          17,500
Other operating expenses                      1,241,862         606,026        (10,636)(C,J)   1,837,252         606,026
                                          --------------  --------------  -------------      ------------  --------------
     Total non-financial expenses             1,241,862         623,526        (10,636)        1,854,752         623,526
                                          --------------  --------------  -------------      ------------  --------------
Income before income taxes                      536,238         209,608          1,421           747,267         209,608
Provision for income taxes                      173,809          59,068            497  (C)      233,374          59,068
                                          --------------  --------------  -------------      ------------  --------------
Income before cumulative effect of a
 change in accounting principle (E,I)          $362,429        $150,540           $924          $513,893        $150,540
                                          ==============  ==============  =============      ============  ==============

Average common shares outstanding               145,398          57,194                          215,461          57,194

PER COMMON SHARE DATA (D)

Income before cumulative effect of a
 change in accounting principle (E,I)             $2.49           $2.63                            $2.39           $2.63

Cash dividends declared (H)                       $1.14           $1.26                            $1.14           $1.26

                                                                           Meridian      Pro Forma
                                                UCB            UCB           and         Combined
                                                and         Pro Forma        UCB            All
                                           Subsidiaries    Adjustments    Pro Forma    Transactions
                                          --------------  -------------  -----------  --------------
INTEREST INCOME
Interest and fees on loans                      $31,666                    $773,964      $2,358,979
Interest on investment securities                68,207                     271,606         476,776
Interest on time deposits in banks                  -                         3,874          48,214
Other interest income                             2,099                      14,218          20,980 (B)
                                          --------------  -------------  -----------  --------------
     Total interest income                      101,972                   1,063,662       2,904,949
                                          --------------  -------------  -----------  --------------
INTEREST EXPENSE
Interest on deposits                             31,652                     315,474         695,287
Interest on funds borrowed                        1,747                      32,265          98,689 (B)
Interest on long-term debt                          -                        30,058          99,837
                                          --------------  -------------  -----------  --------------
     Total interest expense                      33,399                     377,797         893,813
                                          --------------  -------------  -----------  --------------
Net interest income                              68,573                     685,865       2,011,136
Provision for losses on loans                       175                      58,956         189,372
                                          --------------  -------------  -----------  --------------
Net interest income after provision for
 losses on loans                                 68,398                     626,909       1,821,764
                                          --------------  -------------  -----------  --------------
NON-INTEREST INCOME
Securities gains (losses)                          (172)                     27,154          43,264
Other operating income                            7,190                     254,487         812,407
                                          --------------  -------------  -----------  --------------
     Total non-interest income                    7,018                     281,641         855,671
                                          --------------  -------------  -----------  --------------
NON-FINANCIAL EXPENSES
Restructuring charge                                -                        17,500          17,500
Other operating expenses                         39,556                     645,582       1,876,808
                                          --------------  -------------  -----------  --------------
     Total non-financial expenses                39,556                     663,082       1,894,308
                                          --------------  -------------  -----------  --------------
Income before income taxes                       35,860                     245,468         783,127
Provision for income taxes                       11,667                      70,735         245,041
                                          --------------  -------------  -----------  --------------
Income before cumulative effect of a
 change in accounting principle (E,I)           $24,193             $0     $174,733        $538,086
                                          ==============  =============  ===========  ==============

Average common shares outstanding                 2,142                      67,904         228,580

PER COMMON SHARE DATA (D)

Income before cumulative effect of a
 change in accounting principle (E,I)            $11.29                       $2.57           $2.35

Cash dividends declared (H)                       $2.60                       $1.26           $1.14


See Footnotes to Pro Forma Condensed Combined Statements of Income

        FOOTNOTES TO PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                                  (UNAUDITED)

(A) The Pro Forma Condensed Combined Statements of Income do not reflect the estimated $70.0 million provision for losses on loans related to Meridian's loan portfolio, or charges and expenses of approximately $105.0 million directly attributable to the Merger since these charges are non-recurring. See footnote C to footnotes to Pro Forma Condensed Combined Balance Sheet. The Pro Forma Condensed Combined Statements of Income also do not reflect the $16.0 million of charges and expenses directly attributable to Meridian's acquisition of UCB. Were these expenses reflected in the Pro Forma Condensed Combined Statement of Income for the twelve months ended December 31, 1995, net income would decrease by $135.1 million, or $0.61 per share.

(B) Reflects the elimination of intercompany interest on Federal funds transactions between CoreStates and UCB.

(C) Reflects the adoption of FAS 106, "Employers Accounting for Postretirement Benefits Other Than Pensions." As permitted under FAS 106, CoreStates elected to recognize immediately the January 1, 1992 transitional liability of $128.7 million pre-tax, $84.9 million after-tax, as the cumulative effect of a change in accounting principle in the first quarter of 1992.

     Meridian adopted FAS 106 on January 1, 1993, the date required under that statement. As permitted by FAS 106, Meridian elected not to recognize immediately its $28.8 million transitional liability, but to amortize that liability over 20 years. As permitted under pooling of interests accounting, the pro forma financial information is prepared as if Meridian adopted FAS 106 effective January 1, 1992 and immediately recognized the $28.8 million, $18.7 million after-tax, transitional liability. Pro forma salaries, wages and benefits have been adjusted accordingly.

     UCB adopted FAS 106 effective January 1, 1992 and elected to recognize immediately the transitional liability of $6.2 million, $4.0 million after-tax, as the cumulative effect of a change in accounting principle.

(D) CoreStates, Meridian, UCB and pro forma earnings per common share for the years ended December 31, 1995, 1994 and 1993 were based on weighted average common shares outstanding as dilution from potentially dilutive common stock equivalents was less than 3% for each period.

(E) Effective January 1, 1993, CoreStates adopted FAS 112, "Employers' Accounting for Postemployment Benefits." CoreStates recognized the January 1, 1993 FAS 112 transitional liability of $20.0 million, $13.0 million after-tax as the cumulative effect of a change in accounting principle.

     Meridian adopted FAS 112 on January 1, 1994, the date required under the statement. The adoption of FAS 112 resulted in a charge of $4.2 million, $2.7 million after-tax, in the first quarter of 1994. As permitted under pooling of interests accounting, the pro forma information is prepared as if Meridian adopted FAS 112 effective January 1, 1993.

     The impact of FAS 112 on UCB is immaterial.

(F) During the first quarter of 1994, CoreStates recognized a $3.4 million after-tax impairment loss on certain mortgage securities. The loss was the result of a write-down to fair value of these securities which were deemed to be impaired. This accounting treatment resulted from a Financial Accounting Standards Board ("FASB") interpretation of FAS 115. The interpretation, reached by a consensus of the FASB Emerging Issues Task Force in March 1994, requires more definitive criteria for recognition of impairment losses on these types of securities.

        FOOTNOTES TO PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                              (UNAUDITED) (con't)



(G) In March 1995, CoreStates completed an intensive review of its operations and businesses and announced a corporate-wide process redesign plan, which restructures its banking services around customers and enhances employees' authority to make decisions to benefit customers. As a result of this process redesign, CoreStates recorded a $110.0 million pre-tax restructuring charge, $70.0 million after-tax or $0.49 per share, in March 1995. Subsequently, CoreStates recorded restructuring credits of $11.8 million, $7.5 million after-tax or $0.05 per share, related to gains on the curtailment of pension benefits associated with employees terminated during 1995 and gains on the sale of branches which were as a result of the process redesign.

     In June 1995, Meridian completed an internal review of its operations and businesses and announced a company-wide plan designed to improve its operating performance and competitive position. As a result of this review Meridian recorded a restructuring charge in the second quarter of 1995 of $32.0 million ($20.8 million after-tax or $0.37 per share). Subsequent to recording the June 1995 restructuring charge, Meridian recorded restructuring credits of $1.6 million, $1.0 million after-tax or $0.02 per share, related to gains on the curtailment of pension benefits associated with employees terminated during 1995. In the fourth quarter of 1995, Meridian recorded a $10.0 million charge for non-deductible expenses associated with the Merger.

(H) Cash dividends declared per share for the respective periods prior to CoreStates' acquisition of First Peoples Corporation (on September 3,
     1992), Constellation Bancorp (on March 16, 1994), Independence Bancorp, Inc. (on June 27, 1994) and Meridian assume that CoreStates would have declared cash dividends per share equal to the cash dividends per share actually declared by CoreStates.

     Cash dividends declared per share for the respective periods prior to Meridian's acquisition of Commonwealth Bancshares Corporation (on
     August 31, 1993) and UCB assume that Meridian would have declared cash dividends per share equal to the cash dividends declared per share actually declared by Meridian.

     Meridian's historical cash dividends declared per share for the year ended December 31, 1992, reflect a new dividend payment schedule adopted in the first quarter of 1992. Dividends paid in 1992 aggregated $1.20 per share.

(I) CoreStates retroactively adopted FAS 109 in the first quarter of 1992, effective January 1, 1987. Meridian and UCB elected to prospectively adopt FAS 109 on January 1, 1993 and recognize a cumulative benefit/(expense) of $7.2 million and $(579) thousand, respectively, as the cumulative effect of a change in accounting principle. As permitted under pooling of interests accounting, the pro forma financial information is prepared as if Meridian and UCB also retroactively adopted FAS 109 effective January 1, 1987.

(J) CoreStates historical Condensed Combined Statements of Income reflect the charges associated with writedowns against in substance foreclosed loans in other non-financial expenses. In connection with its adoption of FAS 114, Meridian elected to reclassify writedowns against in substance foreclosed loans from other non-financial expenses to the provision for losses on loans. As permitted under pooling of interests accounting, the pro forma financial information for all periods presented is prepared as if CoreStates reclassified writedowns against in substance foreclosed loans from other non-financial expenses to the provision for losses on loans for all periods presented prior to 1995.

     In substance foreclosed loans for UCB are immaterial.